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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 26, 2000


                             Greater Bay Bancorp
           (Exact name of registrant as specified in its charter)



                California                          77-0387041
       (State or other jurisdiction of           (I.R.S. employer
        incorporation or organization)        identification number)


                      Commission file number:  0-25034


                           2860 West Bayshore Road
                         Palo Alto, California 94303
            (Address of principal executive offices and zip code)


     Registrant's telephone number, including area code: (650) 813-8200

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Item 5.  Other Events.

  On January 26, 2000, Greater Bay Bancorp (the "Registrant") entered into an Agreement and Plan of Reorganization with Bank of Santa Clara ("BSC") and GBB Merger Corp. ("Newco") providing for the merger of Newco with and into BSC (the "Merger"), subject to the terms and conditions therein, including the receipt of all required regulatory approvals and the approval of the shareholders of BSC. As a result of the Merger, BSC will become a wholly owned subsidiary of the Registrant.

Item 7.  Financial Statements and Exhibits.

Exhibits
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2      Agreement and Plan of Reorganization, dated as of January 26, 2000, by and among Greater Bay Bancorp, Bank of Santa Clara and GBB Merger Corp.

99.1   Press Release dated January 27, 2000

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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Greater Bay Bancorp
                                        (Registrant)



Dated: February 3, 2000                 By: /s/ Linda M. Iannone
                                            ----------------------------------
                                            Linda M. Iannone
                                            Senior Vice President and General
                                            Counsel

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                                Exhibit Index
                                -------------

2 Agreement and Plan of Reorganization, dated as of January 26, 2000 by and among Greater Bay Bancorp, Bank of Santa Clara and GBB Merger Corp.

99.1   Press Release dated January 27, 2000